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                                                                    EXHIBIT 10.8


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION.

                              WARRANT TO PURCHASE
                     SHARES OF SERIES B PREFERRED STOCK OF
                              PLACES TO STAY, INC.


  This certifies that Greg Jones or assigns (the "Holder"), for value received, is entitled to purchase from PLACES TO STAY, INC., a California corporation (the "Company"), a number of fully paid and nonassessable shares of the Company's Series B Preferred Stock equal to Forty Thousand Dollars ($40,000.00) divided by the per share purchase price of such shares in the next Venture Capital Financing (as defined in the Note and Warrant Purchase Agreement) (the "Agreement") at a per share purchase price equal to the per share purchase price of such shares in the next Venture Capital Financing. The shares of the Company's Series B Preferred Stock for which this Warrant is exercisable are referred to herein as the "Warrant Shares" and the per share purchase price of such Warrant Shares is referred to herein as the "Stock Purchase Price." This Warrant may be exercised at any time or from time to time up to and including 5:00 p.m. (Pacific time) on the fourth anniversary of the date hereof ("Expiration Date"), unless this Warrant is earlier terminated pursuant to
Section 5 hereof, upon surrender to the Company at its principal office at 66 Bovet, Suite 100, San Mateo, CA 94402 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of Warrant Shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the Warrant Shares are subject to adjustment as provided in Section 3 of this Warrant. This Warrant shall constitute a "Warrant," as such term is defined in the Agreement.

  This Warrant is subject to the following terms and conditions:

  1.  Exercise; Issuance of Certificates; Payment for Shares. This Warrant is
      ------------------------------------------------------
exercisable at the option of the Holder of record hereof, at any time or from time to time, up to the Expiration Date or the date of earlier termination pursuant to Section 5 hereof for all and any part of the Warrant Shares (but not for a fraction of a share). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's
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expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Warrant Shares, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Series B Preferred Stock, as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder.

  2.    Conversion of Warrant.
        ---------------------

        2.1  Right to Convert. In addition to, and without limiting, the other
             ----------------
rights of the Holder hereunder, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any part hereof into Warrant Shares at any time and from time to time during the term hereof. Upon exercise of the Conversion Right, the Company shall deliver to the Holder, without payment by the Holder of any Stock Purchase Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

        X=Y (A-B)
          -------
             A

Where:  X=   The number of Warrant Shares to be issued to the Holder

        Y=   The number of Warrant Shares purchasable pursuant to this Warrant

        A=   The Fair Market Value of one Warrant Share as of the Conversion
             Date

        B=   The Stock Purchase Price

        2.2  Method of Exercise.  The Conversion Right may be exercised by the
             ------------------
Holder by the surrender of this Warrant to the Company at its principal office at the address indicated on the first paragraph of this Warrant, together with a written notice specifying that the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the conversion notice, or on such later date as is specified in the conversion notice (the "Conversion Date") and, at the Holder's election, may be made contingent upon the closing of the Company's initial public offering of any securities pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"). Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the Conversion Date. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder.

        2.3  Fair Market Value.  "Fair Market Value" of a share of Series B
             -----------------
Preferred Stock, or Common Stock (issued upon conversion thereof) as of a particular date means: (a) if traded on an exchange or quoted on The Nasdaq National Market, then the prior trading day's

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closing price, (b) if conversion is effective as of the closing of the Company's initial public offering of any securities pursuant to a registration statement under the Securities Act, the "price to public" specified for such shares in the final prospectus for such public offering, (c) if listed by the National Daily Quotation Service "Pink Sheets," then the average of the most-recently reported bid and ask prices and (d) otherwise, the price as determined in good faith by the Board of Directors of the Company.

     3.  Adjustment of Stock Purchase Price and Number of Shares. The Stock
         -------------------------------------------------------
Purchase Price and the number of shares purchasable upon the exercise or conversion of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

         3.1  Subdivision or Combination of Stock. In case the Company shall at
              -----------------------------------
any time subdivide its outstanding shares of Series B Preferred into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Series B Preferred of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         3.2  Dividends, Reclassification. If at any time or from time to time
              ---------------------------
the holders of Series B Preferred Stock shall have received or become entitled to receive, without payment thereof,

              (A) any shares of the Company's, Series B Preferred Stock, Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

              (B) any cash paid or payable otherwise than as a regular periodic cash dividend at a rate which is substantially consistent with past practice (or, in the case of an initial dividend, at a rate which is substantially consistent with industry practice); or

              (C) any shares of the Company's, Series B Preferred Stock, Common Stock or other or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement; (other than shares of Series B Preferred Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise or conversion of this Warrant, be entitled to receive, in addition to the number of shares of such Preferred Stock receivable thereupon, and without payment of any additional consideration thereof, the amount of stock and other securities and property (including cash in the cases referred to in clauses (B) and (C) above) which such Holder would hold on the

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date of such exercise or conversion had he or it been the Holder of record of such Series B Preferred Stock as of the date on which holders of such Preferred Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

         3.3  Conversion or Redemption. Should all of the Company's Series B
              ------------------------
Preferred Stock be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, redeemed or converted into shares of the Company's Common Stock, then this Warrant shall immediately become exercisable or convertible for that number of shares of the Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Warrant had been exercised in full and the Series B Preferred Stock received thereupon had been simultaneously converted immediately prior to such event, and the Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Stock Purchase Price of the maximum number of shares of Series B Preferred Stock for which this Warrant was exercisable or convertible immediately prior to such conversion or redemption, by (y) the number of shares of Common Stock for which this Warrant is exercisable or convertible immediately after such conversion or redemption.

     4.  No Voting or Dividend Rights; Limitation of Liability. Nothing
         -----------------------------------------------------
contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised or converted. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Series B Preferred Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     5.  Expiration.  This Warrant shall expire upon the earlier to occur of (a)
         ----------
5:00 PM on the fourth anniversary of the date hereof, (b) the effective date of any merger in which the Company is not the surviving entity or in which shareholders of the Company prior to the merger hold less than 50% of the voting power of the capital stock of the Company before the merger or sale of all or substantially all of the Company's assets, or (c) the closing of the Company's initial public offering of any securities pursuant to a registration statement under the Securities Act of 1933, as amended.

     6.  Warrants Transferable. Subject to the provisions of the Agreement, this
         ---------------------
Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each Holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the Holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as transfer hereof on the books of the Company any notice to the contrary notwithstanding, but, until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

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     7.  Modification and Waiver.  This Warrant and any provision hereof may be
         -----------------------
amended, waived or modified upon written consent of the Company and the Holder hereof.

     8.  Notices. Any notice, request or other document required or permitted to
         -------
be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated on the first paragraph of this Warrant.

     9.  Descriptive Headings and Governing Law. The descriptive headings of the
         --------------------------------------
several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without giving effect to the conflict of laws principles thereof.

     10. Lost Warrants of Stock Certificates. The Company represents and
         -----------------------------------
warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     11. Fractional Shares. No fractional shares shall be issued upon exercise
         -----------------
of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officers, effective as of October 30, 1996.

THE COMPANY:                  PLACES TO STAY, INC.


                              By:   /s/ Eric J. Christensen
                                    -----------------------

                              Name:    Eric J. Christensen
                                    -----------------------

                              Title:    C.E.O.
                                    -----------------------

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                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)


To:_____________________________

    The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ ____________________________ (_____________) shares of
Series B Preferred Stock of Places To Stay, Inc. and herewith makes payment of ____________________ Dollars ($__________) thereof, and requests that the certificates for such shares by issued in the name of, and delivered to ____________________________, whose address is ___________________________.

    The undersigned represents that it is acquiring such Series B Preferred Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times by within its control).

    DATED: ___________________


                                     ________________________________________
                                     (Signature must conform in all respects
                                     to name of Holder as specified on the face of the Warrant)


                                     ________________________________________

                                     ________________________________________
                                     (Address)
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                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned, the Holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Series B Preferred Stock covered thereby set forth herein below, unto:


Name of Assignee                  Address                    No. of Shares
----------------                  -------                    -------------



                                      DATED: ___________________________


                                      __________________________________
                                      (Signature must conform in all respects
                                      to name of Holder as specified on the face of the Warrant)